UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2012

DUKE ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32853	20-2777218
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 South Tryon Street, Charlotte, North Carolina  28202

(Address of Principal Executive Offices, including Zip code)

(704) 594-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 17, 2012, Duke Energy Corporation (the “Company”) announced that Keith Trent, previously Executive Vice President of Regulated Utilities, will be Executive Vice President and Chief Operating Officer of Regulated Utilities, comprising: customer operations; regulated fossil generation; regulated hydroelectric generation; health and safety; environmental; fuels and system optimization; and central engineering and services. Mr. Trent, 53, was Group Executive and President, Commercial Businesses from July 2009 until July 2012. Prior to that he served as Group Executive and Chief Strategy, Policy and Regulatory Officer since May 2007. Prior to that he served as Group Executive and Chief Strategy and Policy Officer since October 2006 and prior to that he served as Group Executive and Chief Development Officer since April 2006, upon the merger of Duke Energy and Cinergy. Until the merger of Duke Energy and Cinergy, Mr. Trent served as Executive Vice President, General Counsel and Secretary of Duke Energy since March 2005. Prior to that he served as General Counsel, Litigation of Duke Energy from May 2002 to March 2005.

Item 7.01 Regulation FD Disclosure.

In addition to Mr. Trent’s appointment, the Company announced the following executive changes.

•                  As previously announced, Lloyd M. Yates, Executive Vice President of Customer Operations, will be Executive Vice President of Regulated Utilities.

•                  Marc E. Manly, previously Executive Vice President and Chief Legal Officer, will be Executive Vice President, and President of Commercial Businesses.

•                  Julie S. Janson, previously President of Duke Energy Ohio, Inc. (“Duke Energy Ohio”) and Duke Energy Kentucky, Inc. (“Duke Energy Kentucky”), will be Executive Vice President and Chief Legal Officer.

•                  James P. Henning, previously Vice President of Government and Regulatory Affairs for Duke Energy Ohio and Duke Energy Kentucky, will be President of Duke Energy Ohio and Duke Energy Kentucky.

•                  Dhiaa M. Jamil, Executive Vice President and Chief Nuclear Officer, will oversee company-wide project management and construction, in addition to his current duties.

•                  Jeffrey J. Lyash, Executive Vice President of Energy Supply, has decided to leave the company, effective December 31, 2012.

Mr. Henning’s appointment as President of Duke Energy Ohio and Duke Energy Kentucky will be effective December 18, 2012.  All other announced changes are effective as of December 17, 2012.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: December 17, 2012	By:	/s/ Steven K. Young
	Name:	Steven K. Young
	Title:	Vice President, Chief Accounting Officer and Controller